Exhibit 99.1

Intercontinental Exchange to Acquire MarketAxess, Creating a Premier Fixed Income Marketplace

Acquisition unites two complementary platforms in global fixed income, connecting institutional and retail investors through one integrated fixed income ecosystem spanning execution, data, indices, and analytics

Clients across more than 90 countries to benefit from deeper liquidity, lower transaction costs, and a seamless end-to-end workflow—from pre-trade analytics through post-trade settlement

Transaction expected to be accretive to adjusted earnings per share (EPS)¹ in the first year

ICE reaffirms plans for ongoing share repurchases

ATLANTA & NEW YORK —(BUSINESS WIRE)— Intercontinental Exchange, Inc. (NYSE: ICE), one of the world’s leading providers of financial market technology and data powering global capital markets, today announced a definitive agreement to acquire MarketAxess Holdings Inc. (Nasdaq: MKTX), a preeminent electronic trading platform for global institutional fixed income markets. The combination will bring together two highly complementary businesses to form a more complete and connected fixed income platform.

MarketAxess connects approximately 2,100 institutional investors and broker-dealers across more than 90 countries, enabling electronic trading in corporate bonds, municipal bonds, emerging market debt, Eurobonds, U.S. Treasuries, and other fixed income instruments. Together with ICE’s established retail and wealth focused bond trading franchise, deep data and analytics capabilities, and global index business, the combined platform will serve every segment of the fixed income market through a single, unified ecosystem.

Under the terms of the agreement, ICE will acquire all outstanding shares of MarketAxess for $167 per share in cash, representing a 33% premium to MarketAxess’s closing price as of July 29, 2026, representing an equity value of approximately $6.0 billion and a total enterprise value of approximately $5.7 billion. The transaction has been unanimously approved by the Boards of Directors of both companies.

A defining moment for global fixed income markets

The global bond market - with an estimated $145.1 trillion in outstanding debt - has long been one of finance’s most fragmented and opaque areas. Despite decades of progress, fixed income trading remains disproportionately manual, bilateral, and information-asymmetric relative to equities and other asset classes, resulting in lower transparency, wider bid-ask spreads and higher transaction costs. ICE has spent years building the foundational infrastructure to change that: a comprehensive fixed income data and analytics platform, a leading retail bond marketplace, and a global index franchise, aggregating high-quality data to give investors a more complete view of where bonds are trading, where liquidity exists and what a fair price should be. MarketAxess brings the institutional trading network and leading electronic execution capabilities that complete the picture.

The combined company will offer clients a fully integrated workflow spanning pre-trade price discovery and analytics, multi-protocol electronic execution for both retail and institutional investors, and post-trade data, benchmarking, and compliance tools, all within a single connected platform. Traders of fixed income will have access to one global fixed income ecosystem, enabling them to benefit from consolidated liquidity, more competitive pricing, lower operating costs, and a materially improved trading experience.

“For more than two decades, ICE has pursued a clear and consistent strategy: take the largest, least-efficient corners of global finance and apply technology and network effects to improve transparency,” said Jeff Sprecher, ICE Chair and Chief Executive Officer. “That is what we did in energy, in credit default swaps, and in mortgage technology. Acquiring MarketAxess is the natural next step in that journey. Together, we will build the fixed income ecosystem that investors have always deserved—one that is transparent, efficient, fully connected, and accessible to all.”

“This transaction exemplifies the discipline and long-term perspective that define how ICE approaches capital allocation,” said Warren Gardiner, ICE Chief Financial Officer. “We are acquiring a high-quality, cash-generative business and this transaction is expected to be accretive to adjusted EPS¹. Critically, our balance sheet strength allows us to finance this acquisition entirely in cash while maintaining our plans for returning capital to shareholders. We are confident the combination will generate substantial long-term value for ICE shareholders.”

“MarketAxess has built its business by helping solve customer needs in increasingly complex markets,” said Chris Concannon, Chief Executive Officer of MarketAxess. “What makes this combination so compelling is the complementary strengths each company brings. MarketAxess contributes a leading fixed-income trading network and deep market expertise, while ICE brings additional retail and wealth trading protocols, strong data, connectivity, and a broader set of product capabilities. Together, we will have the scale to invest more deeply in the areas that matter most to our customers.”

Strategic and financial benefits of the combination

•

Creates a more complete fixed income marketplace. By combining MarketAxess’s deep institutional network with ICE’s retail bond franchise and data infrastructure, the combined platform will serve every category of fixed income participant through a single, unified ecosystem.

•

Delivers a superior client experience. Clients will benefit from a consolidated liquidity pool, access to richer pre-trade analytics and price discovery, expanded trading protocols, and a seamless end-to-end workflow - translating directly into better execution quality and lower transaction costs.

•

Accelerates ICE’s data and analytics leadership. MarketAxess’s proprietary trading data and analytics capabilities, combined with ICE’s existing fixed income pricing, reference data, and index business, will create one of the most comprehensive and differentiated fixed income data platforms in the world - a strategic asset of growing importance as passive investing and data-driven decision-making reshape markets.

Key transaction terms

•

Purchase price of $167 per share in cash, representing a 33% premium to MarketAxess’s closing price as of July 29, 2026, for a total enterprise value of approximately $5.7 billion, or approximately ~10.6x MarketAxess LTM² EBITDA pro forma for full run-rate expense synergies

•	100% cash consideration financed via newly issued debt (a mix of bonds, term loan and commercial paper)

•

ICE increases baseline share repurchases to $400 million per quarter from $350 million per quarter. Assumes beginning gross leverage of 3.4x, targeting a return to gross leverage of 3.0x or below within 18 to 24 months post-close, reflecting ICE’s strong balance sheet and free cash flow generation

•	$100 million in annual run-rate expense synergies, expected to be fully realized within three years post-close

•	Expected to be accretive to adjusted ICE EPS¹ in the first full year following close

Transaction unanimously approved by the Boards of Directors of both companies; expected to close in the first half of 2027, subject to receipt of MarketAxess stockholder approval, applicable regulatory clearances, and customary closing conditions.

BofA Securities is serving as financial advisor to Intercontinental Exchange, and Sullivan & Cromwell LLP and Morgan, Lewis and Bockius LLP are serving as legal advisors to Intercontinental Exchange. J.P. Morgan Securities LLC is serving as financial advisor to MarketAxess and Weil, Gotshal & Manges LLP is serving as legal advisor to MarketAxess.

(1)

Adjusted earnings per share (EPS) excludes amortization of acquisition-related intangibles, acquisition and integration expenses and the impact of equity earnings from unconsolidated investees, net of tax.

(2)	Last twelve months (LTM) ending June 30, 2026.
(3)	Gross leverage figures represent gross debt to pro forma adjusted EBITDA. Pro forma amounts include the combined results of MarketAxess and ICE.

Conference Call Information

ICE will review the details of the transaction on a conference call for its Q2 earnings on July 30, 2026, at 8:30 a.m. ET. A live audio webcast of the conference call will be available on the company’s website at www.ice.com in the investor relations section. Participants may also listen via telephone by dialling 1-833-470-1428 from the United States or 1-646-844-6383 from outside the United States. Telephone participants are required to provide the participant entry number 769427 and are recommended to call 10 minutes prior to the start of the call. The call will be archived on the company’s website for replay.

About Intercontinental Exchange

Intercontinental Exchange, Inc. (NYSE: ICE) is a Fortune 500 company that designs, builds, and operates digital networks that connect people to opportunity. We provide financial technology and data services across major asset classes helping our customers access mission-critical workflow tools that increase transparency and efficiency. ICE’s futures, equity, and options exchanges —

including the New York Stock Exchange — and clearing houses help people invest, raise capital and manage risk. We offer some of the world’s largest markets to trade and clear energy and environmental products. Our fixed income, data services and execution capabilities provide information, analytics and platforms that help our customers streamline processes and capitalize on opportunities. At ICE Mortgage Technology, we are transforming U.S. housing finance, from initial consumer engagement through loan production, closing, registration and the long-term servicing relationship. Together, ICE transforms, streamlines, and automates industries to connect our customers to opportunity.

Trademarks of ICE and/or its affiliates include Intercontinental Exchange, ICE, ICE block design, NYSE and New York Stock Exchange. Information regarding additional trademarks and intellectual property rights of Intercontinental Exchange, Inc. and/or its affiliates is located here. Key Information Documents for certain products covered by the EU Packaged Retail and Insurance-based Investment Products Regulation can be accessed on the relevant exchange website under the heading “Key Information Documents (KIDS).”

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 — Statements in this press release regarding ICE’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see ICE’s Securities and Exchange Commission (SEC) filings, including, but not limited to, the risk factors in ICE’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on February 5, 2026.

About MarketAxess

MarketAxess (Nasdaq: MKTX) operates a leading electronic trading platform that delivers greater trading efficiency, a diversified pool of liquidity and significant cost savings to institutional investors and broker-dealers across the global fixed-income and other markets. Approximately 2,100 firms leverage MarketAxess’ patented technology to efficiently trade fixed-income securities. Our automated and algorithmic trading solutions, combined with our integrated and actionable data offerings, help our clients make faster, better-informed decisions on when and how to trade on our platform. MarketAxess’ award-winning Open Trading® marketplace is widely regarded as the preferred all-to-all trading solution in the global credit markets. Founded in 2000, MarketAxess connects a robust network of market participants through an advanced full trading lifecycle solution that includes automated trading solutions, intelligent data and index products and a range of post-trade services. Learn more at www.marketaxess.com and on X @MarketAxess.

Category: Corporate

SOURCE: Intercontinental Exchange

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (“Section 27A”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (“Section 21E”), and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. ICE and MarketAxess intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A and Section 21E. Any statements about ICE’s or MarketAxess’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects, “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed acquisition of MarketAxess by ICE (the “Transaction”), including future financial and operating results, ICE’s or MarketAxess’s plans, objectives, expectations and intentions, the expected timing of completion of the Transaction, the expected form and timing of debt financing to fund the Transaction and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in MarketAxess’s and ICE’s reports filed with the Securities and Exchange Commission (“SEC”) and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) the occurrence of any event, change, or other circumstance that could give rise to the right of MarketAxess or ICE to terminate the Merger Agreement; (ii) the outcome of any legal proceedings that may be instituted against MarketAxess or ICE; (iii) the possibility that the Transaction does not close when expected or at all because the required MarketAxess Stockholder Approval, regulatory or other approvals, or other conditions to closing are not received or satisfied on a timely basis or at all, and the risk that any required regulatory approvals may be delayed or subject to conditions that could adversely affect MarketAxess or ICE or the expected benefits of the Transaction; (iv) the risk that MarketAxess’s or ICE’s share price may decline significantly if the Transaction is not consummated; (v) the effect of the announcement of the Transaction on, and any restrictions during the pendency of the Transaction affecting, MarketAxess’s or ICE’s ability to operate their respective businesses, pursue certain business opportunities or strategic transactions, retain and hire key personnel, and maintain favorable business relationships with customers, suppliers, governmental authorities, employees and other third parties; (vi) reputational risk and potential adverse reactions of MarketAxess’s or ICE’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; (vii) the diversion of management’s attention and time from ongoing business operations and opportunities on transaction-related matters; (viii) the ability to promptly and effectively integrate MarketAxess’s business with ICE’s business and realize the anticipated cost savings, synergies, and other financial benefits of the Transaction within the expected time period or at all; (ix) significant transaction costs in connection with the Transaction and the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, as well as the risk of unknown, unanticipated or unquantifiable liabilities, costs, charges or expenses; (x) ICE’s ability to obtain the contemplated debt financing on a timely basis, on favorable terms or at all; (xi) changes in general economic, political and market conditions, including interest and exchange rates, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which

MarketAxess and ICE operate, which may adversely affect the expected benefits of the Transaction; (xii) legislative, regulatory and economic developments affecting MarketAxess, ICE or the Transaction; (xiii) the unpredictability and severity of catastrophic events, including acts of terrorism, outbreaks of war or hostilities or public health issues, as well as management’s response to any of the foregoing; (xiv) actions by third parties, including governmental agencies; (xv) the risk that historical financial information may not be representative of future results; (xvi) other risks and uncertainties detailed in periodic reports that MarketAxess or ICE files with the SEC; and (xvii) other factors that may affect MarketAxess’s or ICE’s businesses.

These factors are not necessarily all of the factors that could cause MarketAxess’s or ICE’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm MarketAxess’s or ICE’s results.

All forward-looking statements attributable to MarketAxess or ICE, or persons acting on MarketAxess’s or ICE’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and neither MarketAxess nor ICE undertakes or assumes any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If MarketAxess or ICE updates one or more forward-looking statements, no inference should be drawn that MarketAxess or ICE will make additional updates with respect to those or other forward-looking statements. Further information regarding MarketAxess, ICE and factors that could affect the forward-looking statements contained herein can be found in MarketAxess’s and ICE’s respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2025, their respective Quarterly Reports on Form 10-Q and their other filings with the SEC.

ADDITIONAL INFORMATION AND WHERE TO FIND IT; NO OFFER OR SOLICITATION

In connection with the Transaction, MarketAxess will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). The definitive Proxy Statement and a proxy card will be mailed to MarketAxess stockholders entitled to vote at a meeting of MarketAxess stockholders seeking their approval of the adoption of the Merger Agreement and other related matters. ICE and MarketAxess may also file other relevant documents with the SEC regarding the

Transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED, PRIOR TO MAKING ANY INVESTMENT OR VOTING DECISION, TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING MARKETAXESS, ICE, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by MarketAxess or ICE through the website maintained by the SEC at www.sec.gov, from MarketAxess at its website, investor.marketaxess.com, or from ICE at its website, ir.theice.com. Documents filed with the SEC by MarketAxess will be available free of charge by accessing the “SEC Filings” section of MarketAxess’s investor relations website at investor.marketaxess.com/financials/sec-filings/default.aspx, and documents filed with the SEC by ICE will be available free of charge by accessing the “SEC Filings” section of ICE’s investor relations website at ir.theice.com/financials/sec-filings/default.aspx.

PARTICIPANTS IN THE SOLICITATION

MarketAxess, ICE and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from MarketAxess stockholders in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of MarketAxess and ICE and other persons who may be deemed to be participants in the solicitation of proxies from MarketAxess stockholders in connection with the Transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC.

Additional information about MarketAxess, the directors and executive officers of MarketAxess and their ownership of MarketAxess Common Stock is set forth in the definitive proxy statement for MarketAxess’s 2026 Annual Meeting of Stockholders, including under the headings entitled “Proposal 1: Election of Directors”, “Executive Officers”, “Proposal 3: Advisory Vote on Executive Compensation”, “Compensation Discussion & Analysis”, “Security Ownership of Certain Beneficial Owners and Management”, and “Certain Relationships and Related Party Transactions”, which was filed with the SEC on April 29, 2026 and which is available at: https://www.sec.gov/Archives/edgar/data/1278021/000119312526191601/mktx-20260429.htm, and MarketAxess’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including under the headings entitled “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 24, 2026 and which is available at: https://www.sec.gov/Archives/edgar/data/1278021/000119312526067009/mktx-20251231.htm. To the extent holdings of MarketAxess’s securities by its directors or executive officers have changed since the amounts set forth in MarketAxess’s definitive proxy statement for its 2026 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001278021&type=4. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described above.

NO OFFER OR SOLICITATION

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is not a substitute for the Proxy Statement or any other document that MarketAxess may file with the SEC or send to its stockholders in connection with the Transaction.

ICE Media Contact

Rebecca Mitchell

Damon Leavell

media@ice.com

ICE Investor Relations Contact:

Steve Eagerton

+1 904 854 3683

steve.eagerton@ice.com

investors@ice.com

MarketAxess Media Contact

Marisha Mistry

+1 917 267 1232

mmistry@marketaxess.com

MarketAxess Investor Relations Contact:

Hannah Hendricks

+1 212 813 6011

hhendricks@marketaxess.com